Exhibit 4.1

A COMPANY INCORPORATED UNDER THE LAWS OF BRITISH COLUMBIA SEE REVERSE FOR CERTAIN DEFINITIONS in the Authorized share structure of the above named Company subject to the Articles of the Company transferable on the Central Securities Register of the Company by the registered holder in person or by attorney duly authorized in writing upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Company. There are special rights and restrictions attached to these shares and the full text thereof is obtainable from the registered or records office of the Company on demand and without charges. IN WITNESS WHEREOF the Company has caused this certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers, at Vancouver, British Columbia. C0000000230 | M **SPECIMEN98985W10200000000ZYMEWORKS*INC.zero****SPECIMEN98985W10200000000ZYMEWORKS*INC.zero****SPECIMEN98985W10200000000ZYMEWORK S*INC.zero****SPECIMEN98985W10200000000ZYMEWORKS*INC.zero****SPECIMEN98985W10200000000ZYMEWORKS*INC.zero****SPECIMEN98985W1020000 0000ZYMEWORKS*INC.zero****SPECIMEN98985W10200000000ZYMEWORKS*INC.zero****SPECIMEN98985W10200000000ZYMEWORKS*INC.zero****SPECIMEN9 8985W10200000000ZYMEWORKS*INC.zero****SPECIMEN98985W10200000000ZYMEWORKS*INC.zero****SPECIMEN98985W10200000000ZYMEWORKS*INC.zero* ***SPECIMEN98985W10200000000ZYMEWORKS*INC.zero****SPECIMEN98985W10200000000ZYMEWORKS*INC.zero****SPECIMEN98985W10200000000ZYMEWOR KS*INC.zero****SPECIMEN98985W10200000000ZYMEWORKS*INC.zero****SPECIMEN98985W10200000000ZYMEWORKS*INC.zero****SPECIMEN98985W102000 00000ZYMEWORKS*INC.zero****SPECIMEN98985W10200000000ZYMEWORKS*INC.zero****SPECIMEN98985W10200000000ZYMEWORKS*INC.zero****SPECIMEN 98985W10200000000ZYMEWORKS*INC.zero****SPECIMEN98985W10200000000ZYMEWORKS*INC.zero****SPECIMEN98985W10200000000ZYMEWORKS*INC.zero ****SPECIMEN98985W10200000000ZYMEWORKS*INC.zero****SPECIMEN98985W10200000000ZYMEWORKS*INC.zero****SPECIMEN98985W10200000000ZYMEWO RKS*INC.zero****SPECIMEN98985W10200000000ZYMEWORKS*INC.zero****SPECIMEN98985W10200000000ZYMEWORKS*INC.zero****SPECIMEN98985W10200 000000ZYMEWORKS*INC.zero****SPECIMEN98985W10200000000ZYMEWORKS*INC.zero****SPECIMEN98985W10200000000ZYMEWORKS*INC.zero****SPECIME SPECIMEN **098985W10200000000ZYMEWORKS*INC.zero****098985W10200000000ZYMEWORKS*INC.zero****098985W10200000000ZYMEWORKS*INC.zero****098985W 10200000000ZYMEWORKS*INC.zero****098985W10200000000ZYMEWORKS*INC.zero****098985W10200000000ZYMEWORKS*INC.zero****098985W102000000 00ZYMEWORKS*INC.zero****098985W10200000000ZYMEWORKS*INC.zero****098985W10200000000ZYMEWORKS*INC.zero****098985W10200000000ZYMEWOR KS*INC.zero****098985W10200000000ZYMEWORKS*INC.zero****098985W10200000000ZYMEWORKS*INC.zero****098985W10200000000ZYMEWORKS*INC.ze ro****098985W10200000000ZYMEWORKS*INC.zero****098985W10200000000ZYMEWORKS*INC.zero****098985W10200000000ZYMEWORKS*INC.zero****098 985W10200000000ZYMEWORKS*INC.zero****098985W10200000000ZYMEWORKS*INC.zero****098985W10200000000ZYMEWORKS*INC.zero****098985W10200 000000ZYMEWORKS*INC.zero****098985W10200000000ZYMEWORKS*INC.zero****098985W10200000000ZYMEWORKS*INC.zero****098985W10200000000ZYM EWORKS*INC.zero****098985W10200000000ZYMEWORKS*INC.zero****098985W10200000000ZYMEWORKS*INC.zero****098985W10200000000ZYMEWORKS*IN C.zero****098985W10200000000ZYMEWORKS*INC.zero****098985W10200000000ZYMEWORKS*INC.zero****098985W10200000000ZYMEWORKS*INC.zero*** *098985W10200000000ZYMEWORKS*INC.zero****098985W10200000000ZYMEWORKS*INC.zero****098985W10200000000ZYMEWORKS*INC.zero****098985W1 * * * 0 * * * Apr 20, 2017 00000000 Number Shares FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE IN THE CAPITAL OF IS THE REGISTERED HOLDER OF THIS CERTIFIES THAT Dated: The shares represented by this certificate are transferable at the offices of Computershare Investor Services Inc. in Vancouver, BC and Toronto, ON or at the offices of Computershare Trust Company, N.A. in Canton, MA, Jersey City, NJ and College Station, TX. ZYMEWORKS INC. COUNTERSIGNED AND REGISTERED COMPUTERSHARE TRUST COMPANY, N.A. (CANTON, MA, JERSEY CITY, NJ AND COLLEGE STATION, TX) TRANSFER AGENT AND REGISTRAR COUNTERSIGNED AND REGISTERED COMPUTERSHARE INVESTOR SERVICES INC. (VANCOUVER) (TORONTO) OR TRANSFER AGENT AND REGISTRAR By Authorized Officer By Authorized Officer President & CEO Chief Financial Officer * * * * 0 * * * * * * * * * * * * * * 0 * * * * * * * * * * * * * * 0 * * * * * * * * * * * * * * 0 * * * * * * * * * * * * * * 0 * * * * * CUSIP 98985W102 ISIN CA98985W1023 ZYMEWORKS INC. CSAE_WIP_YZMQ_C01.mtl.pulls/000001/000001/i

The following abbreviations shall be construed as though the records set forth below opposite each abbreviation were written out in full where such abbreviation appears: TEN COM TEN ENT JTTEN as tenants in common as tenants by the entireties as joint tenants with rights of survivorship and not as tenants in common (Name) CUST (Name) UNIF GIFT MINACT (State) (Name) as Custodian for (Name) under the (State) Uniform Gifts to Minors Act Additional abbreviations may also be used though not in the above list. For value received the undersigned hereby sells, assigns and transfers unto Insert name and address of transferee represented by this certificate and does hereby irrevocably constitute and appoint of the undersigned to transfer the said shares on the books of the Company with full power of substitution in the premises. DATED Signature of Shareholder Signature of Guarantor Signature Guarantee: The signature on this assignment must correspond with the name as written upon the face of the certificate(s), in every particular, without alteration or enlargement, or any change whatsoever and must be guaranteed by a major Canadian Schedule I chartered bank or a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, MSP). The Guarantor must affix a stamp bearing the actual words “Signature Guaranteed”. In the USA, signature guarantees must be done by members of a “Medallion Signature Guarantee Program” only. Signature guarantees are not accepted from Treasury Branches, Credit Unions or Caisses Populaires unless they are members of the Stamp Medallion Program. SECURITY INSTRUCTIONS- INSTRUCTIONS DE SECURITY THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK. PAPIER FILIGRANE. NE PAS ACCEPTER SANS VERIFIER LA PRESENCE DU FILIGRANE. POUR CE FAIRE, PLACER A LA LUMIERE. EN_COMP_V2_01 shares the attorney